    As filed with the Securities and Exchange Commission on January 21, 2000

                           Registration No. 333-81167


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                                   TO FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            OAK HILL FINANCIAL, INC.
             (Exact name of Registrant as specified in its charter)

             Ohio                                           31-1010517
  (State or other jurisdiction                           (I.R.S. Employer
of incorporation or organization)                       Identification No.)
                              14621 State Route 93
                               Jackson, Ohio 45640
              (Address of Registrant's principal executive offices)


                            OAK HILL FINANCIAL, INC.
                           THIRD AMENDED AND RESTATED
                             1995 STOCK OPTION PLAN
                            (Full Title of the Plan)

                                  John D. Kidd
                      President and Chief Executive Officer
                            Oak Hill Financial, Inc.
                              14621 State Route 93
                               Jackson, Ohio 45640
                                 (740) 286-3283
            (Name, address and telephone number of agent for service)

                          Copies of Correspondence to:
                            H. Grant Stephenson, Esq.
                       Porter, Wright, Morris & Arthur LLP
                              41 South High Street
                              Columbus, Ohio 43215

                   POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8

         On December 14, 1999, the Board of Directors of Oak Hill Financial, Inc. (the "Company") approved an amendment to the Company's Second Amended and Restated 1995 Stock Option Plan (the "Plan") to: (1) allow Plan participants to exercise stock options within 36 months after retiring from the Company; and (2) to provide that any option not exercised within three months after retirement will automatically be considered a Non-Statutory Option, even if the option was originally granted as an Incentive Stock Option. A copy of the Plan as amended is attached as an exhibit to this registration statement.

         The applicable registration fees were paid at the time of the original filing of this registration statement.



                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 8.           EXHIBITS

        Exhibit
           No.                                      Description
        -------                                     -----------
          4(a)              *        Oak Hill Financial, Inc. Third Amended and Restated 1995 Stock Option Plan.

          4(b)                       Second Amended and Restated Articles of Incorporation of Oak Hill Financial,
                                     Inc. (Exhibit 3(i) to Form SB-2 (File No. 33-96216), and incorporated herein by reference).

          4(c)                       First Amended and Restated Code of Regulations of Oak Hill Financial, Inc.
                                     (Exhibit 3(ii) to Form SB-2 (File No. 33-96216), and incorporated herein by reference).

          4(d)                       Oak Hill  Financial, Inc. Second Amended and Restated 1995 Stock Option Plan
                                     (Exhibit 4(a) to Form S-8 Registration Statement (Reg. No. 333-81167) filed
                                     June 21, 1999, and incorporated herein by reference).

          5                          Opinion of Porter, Wright, Morris & Arthur LLP regarding legality (Exhibit 5 to
                                     Form S-8 Registration Statement (Reg. No. 333-81167) filed June 21, 1999, and incorporated herein by reference).

          23(a)                      Consent of Porter, Wright, Morris & Arthur LLP (included in Exhibit 5 filed herein).

          23(b)             *        Consent of Grant Thornton LLP.

          24                         Powers of Attorney (Exhibit 24 to Form S-8 Registration Statement (Reg. No.
                                     333-81167) filed June 21, 1999, and incorporated herein by reference).



*        Filed with this Registration Statement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jackson, State of Ohio, on January 20, 2000.

                            OAK HILL FINANCIAL, INC.

                            By: /s/ John D. Kidd
                            ---------------------------------------------------
                            John D. Kidd, President and Chief Executive Officer

         Pursuant to the requirements of the Securities Exchange Act of 1933, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         SIGNATURE                                   TITLE                                          DATE
         ---------                                   -----                                          ----
*     Evan E. Davis                         Chairman of the Board                            January 20, 2000
---------------------------------------
    Evan E. Davis

  /s/ John D. Kidd                          President, Chief Executive Officer, and          January 20, 2000
---------------------------------------
   John D. Kidd                             Director (Principal Executive Officer)

*   Richard P. LeGrand                      Executive Vice President and Director            January 20, 2000
---------------------------------------
   Richard P. LeGrand

*  H. Tim Bichsel                           Secretary and Treasurer                          January 20, 2000
---------------------------------------
   H. Tim Bichsel                           (Principal Financial and Accounting Officer)

*  Ron J. Copher                            Chief Financial Officer                          January 20, 2000
---------------------------------------
   Ron J. Copher

*   Barry M. Dorsey                         Director                                         January 20, 2000
---------------------------------------
    Barry M. Dorsey

*   C. Clayton Johnson                      Director                                         January 20, 2000
---------------------------------------
   C. Clayton Johnson

*   Rick A. McNelly                         Director                                         January 20, 2000
---------------------------------------
   Rick A. McNelly

*   Donald R. Seigneur                      Director                                         January 20, 2000
---------------------------------------
   Donald R. Seigneur

  /s/ H. Grant Stephenson                  Director                                          January 20, 2000
---------------------------------------
    H. Grant Stephenson


*By  /s/ H. Grant Stephenson
-----------------------------------------
    H. Grant Stephenson, Attorney-in-fact
    for each of the persons indicated


                           Registration No. 333-81167




                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                ---------------


                         POST-EFFECTIVE AMENDMENT NO. 1

                                   TO FORM S-8

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933


                                ---------------

                            OAK HILL FINANCIAL, INC.

                                ---------------
                                    EXHIBITS
                                ---------------

                                  EXHIBIT INDEX


  Exhibit
  Number                                      Exhibit Description
  ------                                      -------------------


   4(a)           *        Oak Hill Financial, Inc. Third Amended and Restated 1995 Stock Option Plan.

   4(b)                    Second Amended and Restated Articles of Incorporation of Oak Hill Financial, Inc.
                           (Exhibit 3(i) to Form SB-2 (File No. 33-96216), and incorporated herein by reference).

   4(c)                    First Amended and Restated Code of Regulations of Oak Hill Financial, Inc. (Exhibit
                           3(ii) to Form SB-2 (File No. 33-96216), and incorporated herein by reference).

   4(d)                    Oak Hill Financial, Inc. Second Amended and Restated 1995 Stock Option Plan (Exhibit
                           4(a) to Form S-8 Registration Statement (Reg. No. 333-81167) filed June 21, 1999, and incorporated herein by reference).

   5                       Opinion of Porter, Wright, Morris & Arthur LLP regarding legality (Exhibit 5 to Form S-8
                           Registration Statement (Reg. No. 333-81167) filed June 21, 1999, and incorporated herein by reference).

   23(a)                   Consent of Porter, Wright, Morris & Arthur LLP (included in Exhibit 5 filed herewith).

   23(b)          *        Consent of Grant Thornton LLP.

   24                      Powers of Attorney (Exhibit 24 to Form S-8 Registration Statement (Reg. No. 333-81167)
                           filed June 21, 1999, and incorporated herein by reference).



*        Filed with this Registration Statement
